UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2007

MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2
(Exact name of issuing entity as specified in its charter)

MortgageIT Securities Corp.
(Exact name of depositor as specified in its charter)

DB Structured Products, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-131288-03	56-2483326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Maiden Lane New York, New York		10038
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 651-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On August 30, 2007, a series of certificates, entitled MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among MortgageIT Securities Corp. as depositor (the “Depositor”), Wells Fargo Bank, National Association as a servicer (a “Servicer”), Wells Fargo Bank, National Association as master servicer and securities administrator (the “Master Servicer” and “Securities Administrator”) and HSBC Bank USA, National Association as trustee (the “Trustee”). The Certificates consist of nine (9) classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class B-4 Certificates”, “Class B-5 Certificates”, “Class B-6 Certificates” and “Class R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- fixed-rate, first lien mortgage loans having original terms to maturity up to forty (40) years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $921,858,139 as of August 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 30, 2007, between DB Structured Products, Inc. as seller (the “Seller”) and the Depositor (the “Mortgage Loan Purchase Agreement”). The Class A-1 Certificates, Class A-2 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates were sold by the Depositor pursuant to the Underwriting Agreement, dated May 30, 2007, between the Depositor and Deutsche Bank Securities Inc. (the “Underwriter”), and the Terms Agreement, dated August 30, 2007 (collectively, the “Underwriting Agreement”), between the Depositor and the Underwriter. The Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates were sold by the Depositor pursuant to the Purchase Agreement, dated August 31, 2007, between the Depositor and the Underwriter.

The Certificates, other than the Class B-4 Certificates, Class B-5 Certificates, Class B-6 Certificates and Class R Certificates, have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
A-1	$821,837,000	Floating (2)
A-2	$ 46,092,000	Variable (3)
B-1	$ 37,336,000	Variable (4)
B-2	$ 5,531,000	Variable (4)
B-3	$ 2,765,000	Variable (4)

__________________

(1)	These amounts are approximate. They are subject to an upward or downward adjustment of no more than 5%, depending on the total principal amount of the mortgage loans delivered at closing.

(2)
On each distribution date, the pass-through rate for the Class A-1 Certificates will be an annual rate equal to the lesser of: (x) the lesser of (i) One-Month LIBOR plus 0.50% and (ii) 10.50% per annum (the “Class A-1 Formula Rate”) and (y) the Net WAC Pass-Through Rate with respect to the Class A-1 Certificates for such distribution date (appropriately adjusted with respect to the first interest accrual period), as described in the Prospectus Supplement (as defined below) under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions.”

(3)
On each distribution date, the pass-through rate for the Class A-2 Certificates will be an annual variable rate, expressed as a percentage, (I) the numerator of which equals (A) an amount equal to the product of (x) the excess, if any, of the Net WAC Pass-Through Rate with respect to the Class A-1 Certificates minus the Class A-1 Formula Rate and (y) the certificate principal balance of the Class A-1 Certificates for such distribution date plus (B) an amount equal to the product of (x) the Net WAC Pass-Through Rate with respect to the Class A-2 Certificates for such distribution date and (y) the certificate principal balance of the Class A-2 Certificates for such distribution date minus (C) the product of (x) 12 and (y) the Class A-1 Interest Shortfall Amount (as defined in the Prospectus Supplement (as defined below) under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions”) for such Distribution Date and (II) the denominator of which is the certificate principal balance of the Class A-2 Certificates for such distribution date (appropriately adjusted with respect to the first interest accrual period).

(4)
The pass-through rates on these classes of certificates are variable and are equal to the weighted average net mortgage rates of the Mortgage Loans as described in the Prospectus Supplement (as defined below) under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions.”

The Certificates, other than the Class B-4 Certificates, Class B-5 Certificates, Class B-6 Certificates and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 30, 2007 (the “Prospectus Supplement”), and the Prospectus, dated May 17, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4 Certificates, Class B-5 Certificates, Class B-6 Certificates and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of August 1, 2007, by and among MortgageIT Securities Corp., as Depositor, Wells Fargo Bank, National Association, as a Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2007-2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2007

MORTGAGEIT SECURITIES CORP.

By:	/s/ Doug Naidus
Name: Doug Naidus
Title: President

By:	/s/ Andy Occhino
Name: Andy Occhino
Title: Secretary

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of August 1, 2007, by and among MortgageIT Securities Corp., as Depositor, Wells Fargo Bank, National Association, as a Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2007-2 Certificates.	7